Exhibit 99.2
Westar Energy, Inc.
Second Quarter 2012 Earnings
Released August 7, 2012

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended June 30,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$176,893	$157,120	$19,773	12.6
Commercial	170,132	153,554	16,578	10.8
Industrial	95,960	91,245	4,715	5.2
Other retail	(2,363)	(2,440)	77	3.2
Total Retail Revenues	440,622	399,479	41,143	10.3
Wholesale	68,971	77,515	(8,544)	(11.0)
Transmission	49,380	39,160	10,220	26.1
Other	7,289	8,738	(1,449)	(16.6)
Total Revenues	566,262	524,892	41,370	7.9
OPERATING EXPENSES:
Fuel and purchased power	147,680	152,973	(5,293)	(3.5)
Operating and maintenance	156,470	137,254	19,216	14.0
Depreciation and amortization	66,299	71,089	(4,790)	(6.7)
Selling, general and administrative	62,711	55,970	6,741	12.0
Total Operating Expenses	433,160	417,286	15,874	3.8
INCOME FROM OPERATIONS	133,102	107,606	25,496	23.7
OTHER INCOME (EXPENSE):
Investment (losses) earnings	(598)	1,374	(1,972)	(143.5)
Other income	7,537	2,557	4,980	194.8
Other expense	(2,416)	(3,113)	697	22.4
Total Other Income	4,523	818	3,705	452.9
Interest expense	44,823	43,300	1,523	3.5
INCOME BEFORE INCOME TAXES	92,802	65,124	27,678	42.5
Income tax expense	28,340	19,599	8,741	44.6
NET INCOME	64,462	45,525	18,937	41.6
Less: Net income attributable to noncontrolling interests	1,728	1,396	332	23.8
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	62,734	44,129	18,605	42.2
Preferred dividends	1,373	242	1,131	467.4
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$61,361	$43,887	$17,474	39.8
Earnings per common share, basic	$0.48	$0.38	$0.10	26.3
Average equivalent common shares outstanding	126,637	114,908	11,729	10.2
DIVIDENDS DECLARED PER COMMON SHARE	$0.33	$0.32	$0.01	3.1
Effective income tax rate	30.54%	30.09%

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Six Months Ended June 30,
	2012	2011	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$315,311	$310,028	$5,283	1.7
Commercial	299,782	282,382	17,400	6.2
Industrial	181,380	170,441	10,939	6.4
Other retail	(5,281)	(5,455)	174	3.2
Total Retail Revenues	791,192	757,396	33,796	4.5
Wholesale	140,183	156,109	(15,926)	(10.2)
Transmission	95,343	76,336	19,007	24.9
Other	15,222	16,770	(1,548)	(9.2)
Total Revenues	1,041,940	1,006,611	35,329	3.5
OPERATING EXPENSES:
Fuel and purchased power	275,334	287,157	(11,823)	(4.1)
Operating and maintenance	312,514	274,606	37,908	13.8
Depreciation and amortization	139,579	141,348	(1,769)	(1.3)
Selling, general and administrative	110,046	104,734	5,312	5.1
Total Operating Expenses	837,473	807,845	29,628	3.7
INCOME FROM OPERATIONS	204,467	198,766	5,701	2.9
OTHER INCOME (EXPENSE):
Investment earnings	3,727	3,342	385	11.5
Other income	21,127	4,806	16,321	339.6
Other expense	(7,969)	(8,482)	513	6.0
Total Other Income (Expense)	16,885	(334)	17,219	nm
Interest expense	86,869	86,838	31	nm
INCOME BEFORE INCOME TAXES	134,483	111,594	22,889	20.5
Income tax expense	40,783	33,112	7,671	23.2
NET INCOME	93,700	78,482	15,218	19.4
Less: Net income attributable to noncontrolling interests	3,442	2,770	672	24.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	90,258	75,712	14,546	19.2
Preferred dividends	1,616	485	1,131	233.2
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$88,642	$75,227	$13,415	17.8
Earnings per common share, basic	$0.70	$0.66	$0.04	6.1
Average equivalent common shares outstanding	126,566	114,397	12,169	10.6
DIVIDENDS DECLARED PER COMMON SHARE	$0.66	$0.64	$0.02	3.1
Effective income tax rate	30.33%	29.67%

nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	June 30, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,654	$3,539
Restricted cash	22,567	—
Accounts receivable, net of allowance for doubtful accounts of $4,919 and $7,384, respectively	277,488	226,428
Fuel inventory and supplies	256,316	229,118
Energy marketing contracts	5,981	8,180
Taxes receivable	—	5,334
Deferred tax assets	—	394
Prepaid expenses	14,883	13,078
Regulatory assets	111,374	123,818
Other	21,022	23,696
Total Current Assets	716,285	633,585
PROPERTY, PLANT AND EQUIPMENT, NET	6,724,590	6,411,922
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	327,734	333,494
OTHER ASSETS:
Regulatory assets	909,488	922,272
Nuclear decommissioning trust	140,741	130,270
Other	223,983	251,308
Total Other Assets	1,274,212	1,303,850
TOTAL ASSETS	$9,042,821	$8,682,851
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$45,853	$28,114
Short-term debt	348,407	286,300
Accounts payable	151,227	187,428
Accrued taxes	63,102	52,451
Energy marketing contracts	4,414	6,353
Accrued interest	50,440	77,437
Regulatory liabilities	44,592	40,857
Other	142,759	148,347
Total Current Liabilities	850,794	827,287
LONG-TERM LIABILITIES:
Long-term debt, net	2,818,966	2,491,109
Long-term debt of variable interest entities, net	223,506	249,283
Deferred income taxes	1,138,708	1,110,463
Unamortized investment tax credits	161,389	164,175
Regulatory liabilities	292,535	230,530
Accrued employee benefits	546,793	592,617
Asset retirement obligations	146,541	142,508
Other	69,475	74,138
Total Long-Term Liabilities	5,397,913	5,054,823
COMMITMENTS AND CONTINGENCIES (See Notes 8 and 9)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding zero shares and 214,363 shares, respectively	—	21,436
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 126,223,848 shares and 125,698,396 shares, respectively	631,119	628,492
Paid-in capital	1,646,991	1,639,503
Retained earnings	505,720	501,216
Total Westar Energy, Inc. Shareholders’ Equity	2,783,830	2,790,647
Noncontrolling Interests	10,284	10,094
Total Equity	2,794,114	2,800,741
TOTAL LIABILITIES AND EQUITY	$9,042,821	$8,682,851

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Six Months Ended June 30,
	2012	2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$93,700	$78,482
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	139,579	141,348
Amortization of nuclear fuel	9,026	5,913
Amortization of deferred regulatory gain from sale leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	10,921	12,041
Non-cash compensation	3,738	4,889
Net changes in energy marketing assets and liabilities	(425)	417
Net deferred income taxes and credits	33,586	26,645
Stock-based compensation excess tax benefits	(1,498)	(727)
Allowance for equity funds used during construction	(6,778)	(3,421)
Changes in working capital items:
Accounts receivable	(51,055)	(44,249)
Fuel inventory and supplies	(26,830)	(16,682)
Prepaid expenses and other	15,255	(28,608)
Accounts payable	(8,741)	17,013
Accrued taxes	16,276	10,173
Other current liabilities	(59,356)	(85,444)
Changes in other assets	(40,100)	(13,673)
Changes in other liabilities	(21,371)	(29,922)
Cash Flows from Operating Activities	103,179	71,447
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(417,617)	(345,550)
Purchase of securities within trusts	(16,817)	(34,560)
Sale of securities within trusts	18,040	33,821
Proceeds from trust	1,183	—
Investment in corporate-owned life insurance	(18,167)	(18,845)
Proceeds from investment in corporate-owned life insurance	16,330	744
Proceeds from federal grant	3,289	3,746
Investment in affiliated company	(4,505)	(909)
Investment in non-utility investments	(302)	—
Other investing activities	(1,224)	2,354
Cash Flows used in Investing Activities	(419,790)	(359,199)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	62,107	242,091
Proceeds from long-term debt	541,504	—
Retirements of long-term debt	(220,563)	(191)
Retirements of long-term debt of variable interest entities	(7,736)	(10,903)
Repayment of capital leases	(1,287)	(931)
Borrowings against cash surrender value of corporate-owned life insurance	63,287	64,875
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(18,252)	(3,020)
Stock-based compensation excess tax benefits	1,498	727
Preferred stock redemption	(22,567)	—
Issuance of common stock	3,697	69,220
Distributions to shareholders of noncontrolling interests	(3,252)	(1,916)
Cash dividends paid	(78,710)	(67,846)
Cash Flows from Financing Activities	319,726	292,106
NET INCREASE IN CASH AND CASH EQUIVALENTS	3,115	4,354
CASH AND CASH EQUIVALENTS:
Beginning of period	3,539	928
End of period	$6,654	$5,282

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
2nd Quarter 2012 vs. 2011

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)
2011 earnings attributable to common stock		$0.38	$43,887

		Favorable/(Unfavorable)

	Retail		41,143	A
	Wholesale		(8,544)	B
	Transmission		10,220
	Other revenues		(1,449)
	Fuel and purchased power		5,293	C
	SPP network transmission costs		(9,580)
	Gross Margin		37,083
	Operating and maintenance w/o SPP NITS		(9,636)	D
	Depreciation and amortization		4,790	E
	Selling, general and administrative		(6,741)	F
	Other income (expense)		3,705	G
	Interest expense		(1,523)
	Income tax expense		(8,741)
	Net income attributable to noncontrolling interests		(332)
	Preferred dividends		(1,131)
	Change in shares outstanding	(0.05)

2012 earnings attributable to common stock		$0.48	$61,361

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due principally to increased average retail prices; MWh sales increased 3% (see page 7 for changes by customer class)

B	Due primarily to decreased demand; MWh sales decreased 10% (see page 7 for changes by customer class)

C	Due to decreased cost of natural gas consumed and reduced MWhs generated

D
Due principally to: increased tree trimming expense -- ($3.1M); increased property tax expense (this is largely offset in revenues through property tax surcharge) -- ($2.9M); increased O&M expense at steam powered plants -- ($2.4M)

E	Due primarily to reduced depreciation rates to reflect changes in the estimated useful lives of some of our depreciable assets

F	Due primarily to higher pension and other employee benefit costs -- ($11.1M); lower legal costs related to arbitration of legal claim in 2011 -- $6.2M

G	Due primarily to COLI proceeds -- $3.4M

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD June 2012 vs. 2011

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)
2011 earnings attributable to common stock		$0.66	$75,227

		Favorable/(Unfavorable)

	Retail		33,796	A
	Wholesale		(15,926)	B
	Transmission		19,007
	Other revenues		(1,548)
	Fuel and purchased power		11,823	C
	SPP network transmission costs		(16,891)
	Gross Margin		30,261
	Operating and maintenance w/o SPP NITS		(21,017)	D
	Depreciation and amortization		1,769
	Selling, general and administrative		(5,312)	E
	Other income (expense)		17,219	F
	Interest expense		(31)
	Income tax expense		(7,671)
	Net income attributable to noncontrolling interests		(672)
	Preferred dividends		(1,131)
	Change in shares outstanding	(0.08)

2012 earnings attributable to common stock		$0.70	$88,642

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due to increased average retail prices (see page 8 for changes by customer class)

B	Due to decreased demand; MWh sales decreased 11% (see page 8 for changes by customer class)

C	Due principally to decreased MWhs generated

D
Due principally to: higher costs at Wolf Creek -- ($9.4M); increased property tax expense (this is largely offset in revenues through property tax surcharge) -- ($5.3M); increased tree trimming expense -- ($4.2M)

E	Due primarily to higher pension and other employee benefit costs -- ($11.9M); lower legal costs related to arbitration claim in 2011 -- $7.9M

F	Due primarily to COLI proceeds -- $12.6M; increased equity AFUDC related to construction activity -- $3.4M

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended June 30,
	2012	2011	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$176,893	$157,120	$19,773	12.6
Commercial	170,132	153,554	16,578	10.8
Industrial	95,960	91,245	4,715	5.2
Other retail	3,068	3,094	(26)	(0.8)
Provision for rate refunds	(5,431)	(5,534)	103	1.9
Total Retail Revenues	440,622	399,479	41,143	10.3
Tariff-based wholesale	58,793	64,709	(5,916)	(9.1)
Market-based wholesale	10,178	12,806	(2,628)	(20.5)
Transmission	49,380	39,160	10,220	26.1
Other	7,289	8,738	(1,449)	(16.6)
Total Revenues	$566,262	$524,892	$41,370	7.9

Electricity Sales	(Thousands of MWh)
Residential	1,629	1,549	80	5.2
Commercial	1,977	1,890	87	4.6
Industrial	1,418	1,438	(20)	(1.4)
Other retail	22	22	—	—
Total Retail	5,046	4,899	147	3.0
Tariff-based wholesale	1,241	1,381	(140)	(10.1)
Market-based wholesale	363	395	(32)	(8.1)
Total wholesale	1,604	1,776	(172)	(9.7)
Total Electricity Sales	6,650	6,675	(25)	(0.4)

	(Dollars per MWh)
Total retail	$87.32	$81.54	$5.78	7.1
Tariff-based wholesale	$47.38	$46.86	$0.52	1.1
Market-based wholesale	$28.04	$32.42	$(4.38)	(13.5)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$113,744	$139,765	$(26,021)	(18.6)
Purchased power	23,713	27,613	(3,900)	(14.1)
Subtotal	137,457	167,378	(29,921)	(17.9)
RECA recovery and other	10,223	(14,405)	24,628	171.0
Total fuel and purchased power expense	$147,680	$152,973	$(5,293)	(3.5)

Electricity Supply	(Thousands of MWh)
Generated - Gas/oil	687	610	77	12.6
Coal	4,049	5,523	(1,474)	(26.7)
Nuclear	1,228	(11)	1,239	nm
Wind	123	130	(7)	(5.4)
Subtotal electricity generated	6,087	6,252	(165)	(2.6)
Purchased	969	834	135	16.2
Total Electricity Supply	7,056	7,086	(30)	(0.4)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.69	$22.36	$(3.67)	(16.4)
Average cost of purchased power	$24.47	$33.11	$(8.64)	(26.1)
Average cost of fuel and purchased power	$19.48	$23.62	$(4.14)	(17.5)

Degree Days		2011/
	2012	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	745	623	122	19.6
Actual compared to 20 year average	745	457	288	63.0
Heating
Actual compared to last year	180	364	(184)	(50.5)
Actual compared to 20 year average	180	385	(205)	(53.2)
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Six Months Ended June 30,
	2012	2011	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$315,311	$310,028	$5,283	1.7
Commercial	299,782	282,382	17,400	6.2
Industrial	181,380	170,441	10,939	6.4
Other retail	6,124	6,111	13	0.2
Provision for rate refunds	(11,405)	(11,566)	161	1.4
Total Retail Revenues	791,192	757,396	33,796	4.5
Tariff-based wholesale	121,325	124,847	(3,522)	(2.8)
Market-based wholesale	18,858	31,262	(12,404)	(39.7)
Transmission	95,343	76,336	19,007	24.9
Other	15,222	16,770	(1,548)	(9.2)
Total Revenues	$1,041,940	$1,006,611	$35,329	3.5

Electricity Sales	(Thousands of MWh)
Residential	3,044	3,207	(163)	(5.1)
Commercial	3,626	3,594	32	0.9
Industrial	2,779	2,776	3	0.1
Other retail	42	43	(1)	(2.3)
Total Retail	9,491	9,620	(129)	(1.3)
Tariff-based wholesale	2,590	2,758	(168)	(6.1)
Market-based wholesale	708	929	(221)	(23.8)
Total wholesale	3,298	3,687	(389)	(10.6)
Total Electricity Sales	12,789	13,307	(518)	(3.9)

	(Dollars per MWh)
Total retail	$83.36	$78.73	$4.63	5.9
Tariff-based wholesale	$46.84	$45.27	$1.57	3.5
Market-based wholesale	$26.64	$33.65	$(7.01)	(20.8)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$213,380	$254,301	$(40,921)	(16.1)
Purchased power	61,124	48,449	12,675	26.2
Subtotal	274,504	302,750	(28,246)	(9.3)
RECA recovery and other	830	(15,593)	16,423	105.3
Total fuel and purchased power expense	$275,334	$287,157	$(11,823)	(4.1)

Electricity Supply	(Thousands of MWh)
Generated - Gas/oil	1,140	942	198	21.0
Coal	8,178	10,382	(2,204)	(21.2)
Nuclear	1,430	1,013	417	41.2
Wind	248	246	2	0.8
Subtotal electricity generated	10,996	12,583	(1,587)	(12.6)
Purchased	2,540	1,432	1,108	77.4
Total Electricity Supply	13,536	14,015	(479)	(3.4)

	(Dollars per MWh)
Average cost of fuel used for generation	$19.41	$20.21	$(0.80)	(4.0)
Average cost of purchased power	$24.06	$33.83	$(9.77)	(28.9)
Average cost of fuel and purchased power	$20.28	$21.60	$(1.32)	(6.1)

Degree Days		2011/
	2012	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	790	636	154	24.2
Actual compared to 20 year average	790	460	330	71.7
Heating
Actual compared to last year	2,005	3,056	(1,051)	(34.4)
Actual compared to 20 year average	2,005	2,824	(819)	(29.0)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		June 30, 2012		December 31, 2011
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$45,853		$28,114
Long-term debt, net		2,818,966		2,491,109
Long-term debt of variable interest entities, net		223,506		249,283
Total debt		3,088,325	52.5%	2,768,506	49.7%
Preferred		—	—%	21,436	0.4%
Common equity		2,783,830	47.3%	2,769,211	49.7%
Noncontrolling interests		10,284	0.2%	10,094	0.2%
Total capitalization		$5,882,439	100.0%	$5,569,247	100.0%

GAAP Book value per share		$22.05		$22.03
Period end shares outstanding (in thousands)		126,224		125,698

Outstanding Long-Term Debt

	CUSIP	June 30, 2012		December 31, 2011
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
6.10% Series due May 2047	95709T704	—		150,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
4.125% Series due December 2042	95709TAH3	550,000		—
		1,750,000		1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
5.0% Series due February 2033 (Wamego)	933623BQ2	—		57,245
		75,500		132,745
Total Westar Energy		1,825,500		1,482,745

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.64%Series due May 2038	485260B#9	100,000		100,000
6.70%Series due June 2019	U24448AB5	300,000		300,000
		625,000		625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.10% Series due March 2023	502828AH9	—		13,318
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
5.6% Series due June 2031	121825CD3	50,000		50,000
6.0% Series due June 2031	121825CE1	50,000		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
		373,940		387,258
Total KGE		998,940		1,012,258

Total long-term debt		2,824,440		2,495,003
Unamortized debt discount		(5,474)		(3,894)
Long-term debt due within one year		—		—
Total long-term debt, net		$2,818,966		$2,491,109

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis. However, transmission costs are recorded as operating and maintenance expense on Westar's consolidated statements of income.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and six months ended June 30, 2012 and 2011 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended June 30,			Six Months Ended June 30,
	2012	2011	Change	2012	2011	Change
	(Dollars in Thousands)
Revenues
Residential	$176,893	$157,120	$19,773	$315,311	$310,028	$5,283
Commercial	170,132	153,554	16,578	299,782	282,382	17,400
Industrial	95,960	91,245	4,715	181,380	170,441	10,939
Other retail	(2,363)	(2,440)	77	(5,281)	(5,455)	174
Total Retail Revenues	440,622	399,479	41,143	791,192	757,396	33,796
Wholesale	68,971	77,515	(8,544)	140,183	156,109	(15,926)
Transmission	49,380	39,160	10,220	95,343	76,336	19,007
Other	7,289	8,738	(1,449)	15,222	16,770	(1,548)
Total Revenues	566,262	524,892	41,370	1,041,940	1,006,611	35,329
Less: Fuel and purchased power expense	147,680	152,973	(5,293)	275,334	287,157	(11,823)
SPP network transmission costs	42,265	32,685	9,580	81,627	64,736	16,891
Gross Margin	$376,317	$339,234	$37,083	$684,979	$654,718	$30,261

Gross margin	$376,317	$339,234	$37,083	$684,979	$654,718	$30,261
Add: SPP network transmission costs	42,265	32,685	9,580	81,627	64,736	16,891
Less: Operating and maintenance expense	156,470	137,254	19,216	312,514	274,606	37,908
Depreciation and amortization expense	66,299	71,089	(4,790)	139,579	141,348	(1,769)
Selling, general and administrative expense	62,711	55,970	6,741	110,046	104,734	5,312
Income from operations	$133,102	$107,606	$25,496	$204,467	$198,766	$5,701

Operating and maintenance expense	$156,470	$137,254	$19,216	$312,514	$274,606	$37,908
Less: SPP Network transmission costs	42,265	32,685	9,580	81,627	64,736	16,891
Operating and maintenance expense w/o SPP NITS	$114,205	$104,569	$9,636	$230,887	$209,870	$21,017

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended June 30, 2012 should be read in conjunction with this financial information.